UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2020

MELINTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Whippany Road, Morristown, NJ		07960
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 617-1309

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	MLNT	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on December 27, 2019, Melinta Therapeutics, Inc. (the “Company”) and its debtor affiliates (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case No. 19-12748).

On February 7, 2020, the Court entered a final order in connection with the filing of the Chapter 11 Case, establishing notice and hearing procedures for trading in equity securities of the Company (the “Final Order”). A copy of the notice of the Final Order is attached hereto as Exhibit 99.1 (the “Notice of Order”). As a result of the Final Order, any purchase, sale, or other transfer of equity securities in the Company in violation of the procedures set forth therein (including notice requirements) shall be null and void.

The Notice of Order is incorporated herein by reference. The foregoing description of the Final Order is a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Final Order. A copy of the Final Order may be obtained by following the instructions in the Notice of Order, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Cautionary Statements

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Such risks are increased as a result of the Company’s delisting from Nasdaq. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Case. The transactions specified in the Restructuring Support Agreement, as previously disclosed on December 27, 2019, between the Debtors and the supporting lenders in connection with the Chapter 11 Case contemplate that existing equity interests in the Company will be cancelled and that the holders thereof will neither receive nor retain any property on account thereof. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Additional information about the Chapter 11 Case is available through the Company’s claims agent Kurtzman Carson Consultants LLC at www.kccllc.net/melinta. Information contained on, or that can be accessed through, such web site or the Court’s web site is not part of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Notice of Order, dated February 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELINTA THERAPEUTICS, INC.

By:	/s/ Peter J. Milligan
Peter J. Milligan
Chief Financial Officer

Dated: February 14, 2020